UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report – November 26, 2012

(Date of earliest event reported)

BEMIS COMPANY, INC.

(Exact name of Registrant as specified in its charter)

Commission File Number 1-5277

Missouri	43-0178130
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

One Neenah Center, 4th Floor, P.O. Box 669, Neenah, Wisconsin  54957-0669

(Address of principal executive offices)

Registrant’s telephone number, including area code:   (920) 727-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 26, 2012, the Board of Directors of Bemis Company, Inc. (the “Company”) approved an amendment to Section 2 of Article II of the Company’s Amended By-Laws to phase-in a declassification of the Board of Directors commencing with the directors elected at the 2014 annual meeting of shareholders.  Directors elected at and after that meeting will be elected to one year terms.  Although the change in director terms does not take effect until the 2014 annual meeting, the Amended By-Laws became effective immediately upon adoption.

The Amended By-Laws, as amended and restated to reflect the amendment described above, are filed as Exhibit 3(ii) hereto.

Item 9.01         Financial Statements and Exhibits.

(d)           Exhibits

3(ii)    Amended By-Laws, as amended and restated on November 26, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BEMIS COMPANY, INC.

By	/s/ Jerry S. Krempa
Jerry S. Krempa, Vice President and Controller

Date	November 28, 2012

Index to Exhibits

Exhibit No.	Description	Method of Filing

3(ii)	Amended By-Laws of Bemis Company, Inc., as amended and restated on November 26, 2012	Electronic Transmission